Grant Thornton


Accountants and Business Advisors

     September 8, 2006

     Mr. J. Stanley Baumgartner, Jr.
     Chief Financial Officer
     Tarpon Industries, Inc.
     2420 Wills
     Marysville, Michigan 48040

     Dear Mr. Baumgartner:

     This is to confirm that the client-auditor relationship between Tarpon Industries, Inc. (U.S. Securities and Exchange Commission File No. 001-32428) and Grant Thornton LLP will cease upon the completion of our review of the Company's Form 10-Q for the period ending June 30, 2006.

     Very truly yours,

     /s/ Grant Thornton LLP


     cc:   Office of the Chief Accountant
           PCAOB Letter File
           U.S. Securities and Exchange Commission
           100 F Street, NE
           Washington, DC  20549










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